                                                                    EXHIBIT 99.2

MetLife Capital Equipment Loan Trust 1997-A    Servicer Report for      May 1997

  $304,203,000   Class A 6.85% Asset Backed Notes
  $26,452,783    Class B Fixed Rate Asset Backed Notes

Payment Date                                                                              20-Jun-97
Collection Period Begin                                                                   01-May-97
Collection Period End D                                                                   31-May-97
Days in accrual period (30/360)                                                                  20
Month(s) in Revolving Period                                                                      1

Part I -- Monthly Data Input

Deposits to Collection Account                                                        $8,162,554.95
     Collections Allocable to Principal Funding Account                               $6,017,118.79
     Collections Allocable to Interest Payment Account                                $2,145,436.16

Miscellaneous Data
     Initial Pool Balance                                                           $330,655,783.00
     Current Pool Balance (including addition of Subsequent Receivables)            $330,655,783.00
     Subsequent Receivables Purchased                                                 $5,923,990.23
     Current APR of Pool                                                                       8.11%
     Remaining Residual Amount                                                        $1,435,488.18
     Obligor Over-Concentration Amount                                                  $233,027.89
     Cumulative Net Losses                                                                    $0.00
     Realized Losses (Current Period)                                                         $0.00
     Recoveries                                                                               $0.00
     Acquired Receivables - Transferor (Current Period)                                       $0.00
     Acquired Receivables - Servicer (Current Period)                                         $0.00
     Investment Earnings                                                                  $3,406.64
---------------------------------------------------------------------------------------------------
Part II -- Summary

Total Principal Balance of Notes (Beginning of Period)                              $330,655,783.00
       Class A Note Beginning Principal Balance                                     $304,203,000.00
       Class B Note Beginning Principal Balance                                      $26,452,783.00

Total Principal Balance of Notes (End of Period)                                    $330,655,783.00
       Class A Note Principal Balance (End of Period)                               $304,203,000.00
               Class A Note Pool Factor (End of Period)                                   1.0000000
       Class B Note Principal Balance (End of Period)                                $26,452,783.00
               Class B Note Pool Factor (End of Period)                                   1.0000000

Collection Account Deposit
       Total Collections and Investment Income for the Period                         $8,165,961.59

Administration Fee Accrued during this Period                                               $500.00

Principal Funding Account (PFA)                                                       $6,017,118.79
       Class A Noteholders' Principal Distributable Amount                                    $0.00
       Class B Noteholders' Principal Distributable Amount                                    $0.00

Interest Payment Account (IPA)                                                        $2,148,842.80
       Noteholders' Class A Interest Distributable Amount                             $1,157,661.42
       Noteholders' Class B Interest Distributable Amount                               $100,667.54

Servicing Fees Accrued during this Period                                               $137,773.24

Reserve Account
       Beginning Reserve Account Balance                                              $5,088,828.00
       Distribution from Reserve Account for Shortfalls                                       $0.00
       Deposits to Reserve Account from PFA/IPA                                               $0.00

       Ending Reserve Account Balance                                                 $4,975,073.90
===================================================================================================

Part III -- Servicing Calculations                                                        20-Jun-97

       Initial Pool Balance                                                         $330,655,783.00

METLIFE CAPITAL EQUIPMENT LOAN TRUST 1997-A         SERVICER REPORT    MAY 1997

       Pool Balance (Beginning of Collection Period)                                $330,655,783.00
       Pool Balance (End of Collection Period)                                      $330,655,783.00

       Total Collections                                                              $8,162,554.95
            Collections Allocable to Principal Funding Account                        $6,017,118.79
            Collections Allocable to Interest Payment Account                         $2,145,436.16
       Prior Principal Funding Account Balance                                                $0.00
       Recoveries                                                                             $0.00
       Investment Income for the Period                                                   $3,406.64

       Principal Funding Account (PFA)                                                $6,017,118.79
       Interest Payment Account (IPA)                                                 $2,148,842.80

       Principal Distributable Amount                                                 $6,017,118.79

       1.  Trigger Tests

       (a)  Are cumulative net losses >=3.00% of the Original Pool Balance?                NO
       (b)  Has the Reserve Account been below the Specified Reserve Account Balance
            for three consecutive mon                                                      NO
       (c)  Has the avg of the Trust Yields been less than the avg of the Base Rates
            for three consecutive months?                                                  NO
       (d)  Has the Pool Balance been less than the Note Balance for 3 consecutive months? NO

       2.  Calculation of Distributable Amounts

       Class A Note Beginning Principal Balance                                     $304,203,000.00
       Class A Noteholders' Principal Carryover Shortfall (Previous Period)                   $0.00
       Class A Noteholders' Share of the Principal Distribution Amount                         0.00%
       Class A Noteholders' Principal Distributable Amount                                    $0.00

       Class B Note Beginning Principal Balance                                      $26,452,783.00
       Class B Noteholders' Principal Carryover Shortfall (Previous Period)                   $0.00
       Class B Noteholders' Share of the Principal Distribution Amount                         0.00%
       Class B Noteholders' Principal Distributable Amount                                    $0.00

       Interest Accrued on Class A Note         6.85%                                 $1,157,661.42
       Noteholders' Class A Interest Carryover Shortfall (Previous Period)                    $0.00
       Interest Due (in Arrears) on above Shortfall                                           $0.00
       Noteholders' Class A Interest Distributable Amount                             $1,157,661.42

       Interest Accrued on Class B Note         6.85%                                   $100,667.54
       Noteholders' Class B Interest Carryover Shortfall (Previous Period)                    $0.00
       Interest Due (in Arrears) on above Shortfall                                           $0.00
       Noteholders' Class B Interest Distributable Amount                               $100,667.54

       3.  Allocations from Collection Account

       Interest Payment Account (IPA)                                                  2,148,842.80

               Servicing Fee Shortfall (Previous Period)                                      $0.00
               Servicing Fees Accrued during this Period               0.50%            $137,773.24
               Servicing Fees Paid this Period from IPA                                 $137,773.24
               Preliminary Servicing Fee Shortfall (Current Period)                           $0.00
               Withdrawal from Reserve Account to Cover Shortfall                             $0.00
               Servicing Fee Shortfall (Current Period)                                       $0.00

       Remaining Interest Payment Account (IPA)                                       $2,011,069.56

               Administration Fee Shortfall (Previous Period)                                 $0.00
               Administration Fee Accrued during this Period       $500/mon                 $500.00
               Administration Fee Paid this Period from IPA                                 $500.00
               Preliminary Administration Fee Shortfall (Current Period)                      $0.00
               Withdrawal from Reserve Account to Cover Shortfall                             $0.00
               Administration Fee Shortfall (Current Period)                                  $0.00

       Remaining Interest Payment Account (IPA)                                       $2,010,569.56

               Noteholders' Class A Interest Carryover Shortfall (Previous Period)            $0.00

METLIFE CAPITAL EQUIPMENT LOAN TRUST 1997-A        SERVICER REPORT FOR MAY 1997

               Interest Due (in Arrears) on above Shortfall                                   $0.00
               Interest Accrued on Class A Notes this period                          $1,157,661.42
               Noteholders' Class A Interest Distributable Amount from IPA            $1,157,661.42
               Preliminary Noteholders' Class A Interest Carryover Shortfall
                (Current Period)                                                              $0.00
               Withdrawal from Reserve Account to Cover Shortfall                             $0.00
               Noteholders' Class A Interest Carryover Shortfall (Current Period)             $0.00

       Remaining Interest Payment Account (IPA)                                         $852,908.14

               Deposit to Reserve Account (from IPA)                                          $0.00

       Remaining Interest Payment Account (IPA)                                         $852,908.14

               Deposit to Principal Funding Account (from IPA)                                $0.00
               Receipt from Reserve Account for shortfall                                     $0.00
       Remaining Interest Payment Account (IPA)                                         $852,908.14

               Noteholders' Class B Interest Carryover Shortfall (Previous Period)            $0.00
               Interest Due (in Arrears) on above Shortfall                                   $0.00
               Interest Accrued on Class B Notes this period                            $100,667.54
               Noteholders' Class B Interest Distributable Amount from IPA              $100,667.54
               Noteholders' Class B Interest Carryover Shortfall (Current Period)             $0.00

       Remaining Interest Payment Account (IPA)(to the Transferor)                      $752,240.60

       Principal Funding Account (PFA)(including addition, if any, from IPA)          $6,017,118.79

               Class A Noteholders' Principal Carryover Shortfall (Previous Period)           $0.00
               Class A Noteholders' Monthly Principal Distributable Amount                    $0.00
               Class A Noteholders' Principal Distributable Amount Paid from PFA              $0.00
               Preliminary Class A Noteholders' Principal Carryover Shortfall
                (Current Period)                                                              $0.00
               Withdrawal from Reserve Account to Cover Shortfall                             $0.00
               Class A Noteholders' Principal Carryover Shortfall (Current Period)            $0.00

       Remaining Principal Funding Account (PFA)                                      $6,017,118.79

               Deposit to Reserve Account (from PFA)                                          $0.00

       Remaining Principal Funding Account (PFA)                                      $6,017,118.79

               Class B Noteholders' Principal Carryover Shortfall (Previous Period)           $0.00
               Class B Noteholders' Monthly Principal Distributable Amount                    $0.00
               Class B Noteholders' Principal Distributable Amount Paid from PFA              $0.00
               Class B Noteholders' Principal Carryover Shortfall (Current Period)            $0.00

       Remaining Principal Funding Account                                            $6,017,118.79
       Amount to Transferor to purchase Subsequent Receivables                        $5,923,990.23
                                                                                      -------------
       Ending Principal Funding Account Balance                                          $93,128.56

       4.  Distributions from Reserve Account

       Beginning Reserve Account Balance                                              $5,088,828.00

       Distribution from Reserve Account                                                      $0.00
               Withdrawal from Reserve Account to Cover Servicing Fee Shortfall               $0.00
               Withdrawal from Reserve Account to Cover Administration Fee Shortfall          $0.00
               Preliminary Noteholders' Class A Interest Carryover Shortfall
                (Current Period)                                                              $0.00

       Preliminary Reserve Account Balance                                            $5,088,828.00

               Deposit to Reserve Account (from IPA)                                          $0.00

       Preliminary Reserve Account Balance                                            $5,088,828.00

       Distribution from Reserve Account                                                      $0.00
               Class A Noteholder's Principal Carryover Shortfall (Current Period)            $0.00
               Transfer to PFA for Realized Losses                                            $0.00
       Preliminary Reserve Acount Balance                                             $5,088,828.00

                                      Page 3

METLIFE CAPITAL EQUIPMENT LOAN TRUST 1997-A        SERVICER REPORT FOR MAY 1997

               Deposit to Reserve Account (from PFA)                                          $0.00

       Preliminary Reserve Account Balance                                            $5,088,828.00

       Specified Reserve Account Balance                                              $4,975,073.90
       Lessor of:
       (a)  1.00% of Original Pool Balance at end of Collection Period plus
             additions; and                                                    1.00%  $4,975,073.90
       (b)  Class A Principal Balance (End of Period)                               $304,203,000.00

       Is the Reserve Account greater than or equal to the Specified Reserve
        Account Balance?                                                                     YES

       Excess Amount in Reserve Account released to Transferor                          $113,754.10

       Ending Reserve Account Balance                                                  4,975,073.90

       5.  Trigger Calculations

       How many months has the Reserve Account been less than the Specified Reserve
        Account, if any?                                                                          0
       Has the avg of the Trust Yields been less than the avg of the Base Rates over
        3 consecutive months?                                                                  NO
       How many months has the Pool Balance been less than the Note Balance, if any?              0

       6.  Ending Balances
               Noteholders' Class A Interest Carryover Shortfall (Current Period)             $0.00
               Noteholders' Class B Interest Carryover Shortfall (Current Period)             $0.00
               Class A Noteholders' Principal Carryover Shortfall (Current Period)            $0.00
               Class B Noteholders' Principal Carryover Shortfall (Current Period)            $0.00

               Class A Note Principal Balance (End of Period)                       $304,203,000.00
               Class B Note Principal Balance (End of Period)                        $26,452,783.00
               Total Principal Balance of Notes (End of Period)                     $330,655,783.00

               Class A Note Pool Factor (End of Period)     $304,203,000.00               1.0000000
               Class B Note Pool Factor (End of Period)      $26,452,783.00               1.0000000
               Total Notes (End of Period)                                                1.0000000

               Class A Notes Principal Balance at close of Revolving Period                    0.00
               Principal Pool Balance at close of Revolving Period                             0.00
               Class A Noteholders Percentage at the close of the Revolving Period             0.00%

               Servicer's Yield                                                            9,629.14